As filed with the Securities and Exchange Commission on March 7, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 6, 2007

Date of Report (Date of earliest event reported)

MACROVISION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

During the Company’s webcast Analyst Day Conference held March 6, 2007, certain information regarding the growth/decline (as applicable) in revenue in fiscal year 2006 compared to fiscal year 2005 of the Company’s Europe, Middle East and Africa (EMEA) and Asia Pacific regions was distributed to attendees present in-person:

	EMEA	Asia Pacific
Software	39%	70%
Entertainment	1%	-2%
Hardware Licensing	117%	42%
Total	60% growth with a 47/53% mix between Software and Entertainment segments	30% growth with a 27/75% mix between Software and Entertainment segments

The Company is filing this Form 8-K for the purpose of public disclosure of this information. The Company disclaims any obligation to distribute updates of this information, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2007

MACROVISION CORPORATION
(Registrant)

By:	/s/ Stephen Yu
Stephen Yu
EVP & General Counsel